File No. 33-23458
                                            Filed under Rule 497(e)
Golden American Life Insurance Company

                      Prospectus Supplement

                          July 9, 1997

      Supplement to the Prospectuses dated May 1, 1997 for Deferred Combination Variable and Fixed Annuity Contracts
           (the "GoldenSelect/R/ DVA PLUS Prospectus"),
               Deferred Variable Annuity Contracts
             (the "GoldenSelect/R/ DVA Prospectus" and
           "GoldenSelect/R/ DVA Series 100 Prospectus"),
        Flexible Premium Variable Life Insurance Policies
        issued by Golden American Life Insurance Company
                (the "GoldenSelect/R/ Genesis I and
             GoldenSelect/R/ Genesis Flex Prospectus")
        issued by Golden American Life Insurance Company
                           __________

     On July 7, 1997, Equitable of Iowa Companies ("Equitable of Iowa") and ING Groep, N.V. ("ING") entered into a definitive merger agreement providing for Equitable of Iowa to become a wholly owned subsidiary of ING in a transaction expected to occur in the fourth quarter of this year. Equitable of Iowa is the corporate parent of Golden American Life Insurance Company, the issuer of GoldenSelect/R/ variable products, Directed Services, Inc. ("DSI"), the distributor of GoldenSelect/R/ variable products and the manager of The GCG Trust, and Equitable Investment Services, Inc. ("EISI"), the manager of the Equi-Select Series Trust (the "ESS Trust," and together with The GCG Trust, the "Trusts") and a portfolio manager to The GCG Trust. ING, headquartered in the Netherlands, is a global financial services holding company with over $275 billion in assets and another $50 billion in third-party assets under management. It is anticipated that Equitable of Iowa's operations will be merged with the North American life insurance operations of ING, and consummation of the acquisition, which is subject to a number of conditions including customary regulatory approvals, will likely result in the termination of the management agreement between DSI and The GCG Trust, each of the portfolio management agreements among DSI, The GCG Trust and the portfolio managers of The GCG Trust, the management agreement between EISI and the ESS Trust, and each of the portfolio management agreements among EISI, the ESS Trust and the portfolio managers of the ESS Trust. It is expected that the respective Boards of Trustees of the Trusts will consider before that time new agreements with DSI, EISI and the portfolio managers in respect of the Trusts. Any such agreements, which will likely be substantially identical to the current agreements, would be subject to approval by shareholders of the respective Trusts.


This supplement should be retained with your GoldenSelect/R/
Prospectus.



IN 3306 7/97 DVA PLUS - 3107 7/97 DVA - 3207 7/97 DVA Series 100
-3458 7/97 Genesis I & Flex